Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nownews Digital Media Technology Co. Ltd.(the “Company”) on Form 10-K for the period ended October 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Chen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan Chen	Date: November 12, 2014
Alan Chen, Chief Executive Officer, Chief Financial Officer and director
(Principal Executive Officer and Principal Accounting and Financial Officer)